EXHIBIT (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our report dated February 17, 2006, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, included in Post-effective Amendment No. 3 to the Registration Statement (Form N-4 No. 333-110048) under the Securities Act of 1933 and related Prospectus of Separate Account VA QNY.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 24, 2006